================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        TIS MORTGAGE INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee previously paid with preliminary materials:
     -------------------------------------------------------------------------
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement no.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                        TIS MORTGAGE INVESTMENT COMPANY
                        655 MONTGOMERY STREET, SUITE 800
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 393-8000

                 ---------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 1997

                 ---------------------------------------------


To Our Stockholders:

The 1997 Annual Meeting of Stockholders of TIS Mortgage Investment Company will be held at the Hyatt Burlingame, Burlingame, California on May 29, 1997 at 10:00 a.m., local time, to consider and act upon the following matters:

     1.   To elect three (3) Class III directors to serve for three years.

     2. To vote on a proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ending December 31, 1997.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 23, 1997, the record date, will be entitled to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has previously returned a proxy.

PLEASE VOTE USING THE ATTACHED WHITE PROXY CARD.


                              By Order of the Board of Directors

                              John E. Castello, Executive Vice President and Chief Financial Officer
San Francisco, California
April 23, 1997

THE PROXY STATEMENT FOR THE ANNUAL MEETING FOLLOWS THIS PAGE. THE ANNUAL REPORT OF THE COMPANY TO ITS STOCKHOLDERS FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1996, ACCOMPANIES THIS PROXY STATEMENT.

                        TIS MORTGAGE INVESTMENT COMPANY
                        655 MONTGOMERY STREET, SUITE 800
                        SAN FRANCISCO, CALIFORNIA 94111

                 ---------------------------------------------

                                PROXY STATEMENT

                 ---------------------------------------------


GENERAL

     This Proxy Statement, which is first being sent to stockholders on or about April 23, 1997, is furnished in connection with the solicitation by the Board of Directors of TIS Mortgage Investment Company, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Burlingame in Burlingame, California on May 29, 1997, at 10:00 a.m., local time, and any adjournments thereof.


                PLEASE VOTE USING THE ATTACHED WHITE PROXY CARD.


                                  RECORD DATE

     Stockholders of record at the close of business on April 23, 1997 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were issued and outstanding 8,105,880 shares of the Company's Common Stock, $.001 par value (the "Common Stock").

REVOCABILITY OF PROXIES

     A proxy may be revoked in writing at any time before it is exercised by delivery to the Secretary of the Company at the Company's principal executive offices, no later than the start of the Meeting, an instrument of revocation or a duly executed proxy bearing a later date than the revoked proxy. A proxy may also be revoked by attending the Meeting and electing to vote in person, but mere attendance at the Meeting will not revoke a proxy.

SOLICITATION

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or telefax. No additional compensation will be paid to such persons for such solicitation. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding proxy materials to such beneficial owners. The Company has retained MacKenzie Partners, Inc., at an estimated cost of $7500, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

VOTING

     The presence, in person or by proxy, of the holders of a majority of the total shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. If a proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions thereon. However, if no instructions are specified, such shares will be voted FOR each nominee for director, and FOR each other proposal described in this Proxy Statement. If a proxy is accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

     Each stockholder voting at the Meeting in person or by proxy may cast one vote per share of Common Stock held for each nominee for director. In the election of directors, the three nominees receiving the highest number of votes cast at the Meeting will be elected. The withholding of voting authority with respect to the election of directors will have no legal effect on the election of directors. Cumulative voting in the election of directors is not permitted. On all other matters, one vote may be cast for each share of Common Stock held. Approval of all proposals other than the election of directors requires approval by a majority of votes cast on the proposal. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue and will have no legal effect. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

BENEFICIAL OWNERSHIP OF THIRD PARTIES

     The following table sets forth, as of April 15, 1997, certain information with respect to the beneficial ownership of Common Stock by all persons known by the Company to beneficially own more than five percent of the Common Stock.

BENEFICIAL OWNER              COMMON SHARES BENEFICIALLY OWNED   PERCENT OF COMMON STOCK
----------------              --------------------------------   -----------------------
Thomas B. Akin                             436,000/(1)/                  5.38%
Karen H. Akin
Genevieve Hochster Trust
Blair S. Akin
Kyle P. Akin
   10 Via Elverano
   Tiburon, CA  94920

Turkey Vulture Fund                        689,700/(2)/                  8.50%
XIII, Ltd.
Richard M. Osborne
   7001 Center Street
   Mentor, OH 44060

/1/ Based on the most recent available filing with the Securities and Exchange Commission on Schedule 13D by the reporting group, the individual members of the group own the following shares: Thomas Akin - 348,500;

Karen H. Akin (wife of Thomas Akin) - 37,000; Genevieve Hochster Trust (Thomas Akin, Trustee) - 20,000; Kyle P. Akin (son of Thomas Akin) - 13,000; Blair S. Akin (daughter of Thomas Akin) - 11,000; and Blake D. Akin (nephew of Thomas
Akin) - 6,500.

/2/ Based on the most recent available filing with the Securities and Exchange Commission on Schedule 13D by the reporting group.


ANNUAL REPORT

     The Company's Annual Report to Stockholders for 1996, which was mailed to stockholders with this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials.


                           I.  ELECTION OF DIRECTORS


     The Company's Articles of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. There are currently eight directors. Class III which comes up for election at the Meeting consists of three directors. The Board of Directors has nominated, and recommends the election of, the following three persons to serve as directors of the Company in Class III until the Annual Stockholders' Meeting of the Company in the year 2000 and until their successors are elected and have qualified:

                              Robert H. Edelstein
                                Lorraine O. Legg
                               William M. Storey

     Each of the nominees is presently serving as a director of the Company. Although the Board of Directors has no reason to believe that any of them will be unable to serve, if such should occur, proxies will be voted (unless marked to the contrary) for such alternative person or persons as shall be recommended by the Board of Directors, unless the Board of Directors decides to reduce the number of directors. The Company's By-Laws provide that during such time as the Company qualifies or seeks to qualify as a real estate investment trust, except in the case of a vacancy, a majority of the Board of Directors shall be composed of persons who are not affiliates of any third-party manager, if any, responsible for directing and performing the day-to-day business affairs of the Company or of any affiliate of such third-party manager, and who are not employed by, or receiving any compensation (except for serving as a director) from, the Company ("Unaffiliated Directors").

BENEFICIAL OWNERSHIP OF NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of April 15, 1997, certain information with respect to each nominee for election as a director, each director whose term of office will continue after the Annual Meeting, each executive officer, and all nominees, continuing directors and executive officers of the Company as a group:



                                        PRESENT   COMMON SHARES
                             DIRECTOR    TERM     BENEFICIALLY     PERCENT OF
NAME                          SINCE     EXPIRES      OWNED *      COMMON STOCK
----                         --------   -------   -------------   -------------
John D. Boyce                    1988      1998      8,000/(1)/        ***
Robert H. Edelstein              1988      1997      3,000/(2)/        ***
Patricia M. Howe                 1988      1999    153,820/(3)/       1.87%
Douglas B. Fletcher              1988      1998     14,600/(4)/        ***
Robert W. Ledoux                 1988      1999      8,050/(5)/        ***
Lorraine O. Legg                 1988      1997    201,700/(6)/       2.44%
Melvin W. Petersen               1996      1999     26,000/(7)/        ***
Will M. Storey                   1988      1997     27,492/(8)/        ***
John E. Castello                  **        **      76,000/(9)/         **
All directors and                                  518,662/(10)/      6.16%
executive officers as a
 group (9 persons)

-------------
* Unless otherwise indicated, the beneficial owner has sole voting and investment power other than such shared voting and investment powers that may arise as a result of community property and similar laws.

**  Not a director

*** Less than 1%

     (1) Includes 2,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (2) Includes 2,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (3) Includes 100,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (4) Includes 2,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (5) Includes 500 shares held in an individual retirement account for the benefit of Mr. Ledoux's wife as to which Mr. Ledoux shares voting and investment power, and includes 2,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (6) Includes 100 shares as to which Ms. Legg shares voting and investment power, and 150,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (7) Includes 5,000 shares held in a revocable living trust of which Mr. Petersen and his wife are co-trustees with shared voting and investment power. Includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (8) Includes 2,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (9) Includes 2,300 shares held in an individual retirement account for the benefit of Mr. Castello's wife, as to which Mr. Castello shares voting and investment power, and includes 4,000 shares held in custody for Mr. Castello's two sons for which Mr. Castello shares voting and investment power, and 50,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

     (10) Includes 311,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.


BIOGRAPHICAL INFORMATION

     Biographical information with respect to the three nominees for election, as well as for each continuing director and each executive officer of the Company, furnished in part by each such person, appears on the following pages. Except as otherwise noted, the named individuals have had the occupations indicated (other than directorships) for at least the past five years. Officers of the Company are elected annually to serve for one-year terms and until their successors are elected and have qualified, although certain officers of the Company have entered employment agreements as described below under "Employment Agreements."

     John D. Boyce, 70, Retired. From 1975 to September 1993, Vice President Financial Affairs, University of San Diego, in which capacity he was responsible for investments, controllership, administration, facilities, construction and communications; from 1970 to 1979, owner and operator of North County Cable TV, Incorporated, serving San Diego County; from 1966 to 1975, Partner, Lomas Santa Fe Development Company and Lomas Santa Fe Realty (over one thousand single family homes and condominiums, shopping centers, and country club and office buildings); Founder and Director of Rancho Santa Fe Thrift & Loan Association, San Diego, California.

     Robert H. Edelstein, 53, Real Estate Development Professor and Co-Chairman, Center for Real Estate, Haas School of Business, University of California at Berkeley; from 1982 to 1985, Professor of Finance and Co-Director, Real Estate Center, The Wharton School, The University of Pennsylvania. He is currently on the Board of Directors of MIG-REIT and AMB-CIF-REIT, both private REITs.

     Patricia M. Howe, 68, Director of the Company since 1988; Chairman of the Company from 1988 to June 30, 1996; Chairman, Pacific Securities, Inc.; Chairman, Chief Financial Officer and Managing Director, Corporate Capital Investment, Advisors; Chairman, TIS Asset Management (since 1991); Chairman, TIS Financial Services, Inc. since 1984 (formerly Thrift Investment Services) (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company).

     Douglas B. Fletcher, 71, Chairman and Chief Executive Officer, Fletcher Capital Advisors Incorporated (investment advisor); Partner, Newport Partners (privately-owned venture capital firm); Vice Chairman and Director, The Pacific Horizon Group of mutual funds managed by Bank of America; from 1962 to 1982, Chairman and Chief Executive Officer of Angeles Corporation (AMEX), with over $2 billion of securities and approximately $400 million of real estate assets under management; former Allied Member, New York Stock Exchange; Chartered Financial Analyst.

     Robert W. Ledoux, 55, Associate, Bryan & Edwards (private venture capital) since 1984; for the prior 11 years, Vice President, BA Investment Management Co. (wholly-owned subsidiary of Bank of America).

     Lorraine O. Legg, 57, Chairman of the Company since July 1996, and President and Chief Executive Officer of the Company since 1988; President, Chief Executive Officer and Director, TIS Asset Management (since 1991); President, Chief Executive Officer and Director, TIS Financial Services, Inc. since 1984 (financial products); Director (since 1993) and President and Chief Executive Officer (since February 1996), Meridian Point Realty Trust '83; Director (since 1993) and President and Chief Executive Officer (since December
1995), Meridian Point Realty Trust #VIII Co.; and Director, CFI ProServices,
Inc.

     Melvin W. Petersen, 61, Retired. Director (1992-1994), Executive Vice President (1991-1994) and Investment Manager (1986-1990) at McMorgan & Co. (registered investment advisor); Director, McM Fund, 1994-1995; from 1983 to 1986, Vice President, Seafirst Bank; from 1972-1983, Chief of Investments for California Public Employees' Retirement System and California State Teachers' Retirement System.

     Will M. Storey, 65, Retired. Former Executive Vice President, Chief Financial Officer and Director, American President Companies, Ltd. (holding company) from 1991 to 1995; Director, Albertsons Inc. (since 1992) (supermarkets); from 1982 to 1988, Vice Chairman, Executive Vice President and Chief Financial Officer of Federated Department Stores Inc. in which capacity he was responsible for research, finance and planning of all real estate activities; prior to 1982, Executive Vice President and Chief Financial Officer, Boise Cascade Corporation.

     John E. Castello, 52, Executive Vice President and Chief Financial Officer of the Company (since 1988) and its Treasurer (since June, 1993); Senior Vice President, TIS Financial Services, Inc. since 1984 (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company); Director and Senior Vice President, TIS Asset Management (since 1991); Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust '83 (since February 1996); Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust #VIII Co. (since December 1995).


INFORMATION CONCERNING MEETINGS AND CERTAIN COMMITTEES

     The Board of Directors held eight meetings during 1996. The Company has a standing Audit Committee and a standing Compensation Committee. Messrs. Boyce, Edelstein, Ledoux, Petersen and Storey are members of the Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the engagement, retention and discharge of independent auditors, reviews with the Company's independent auditors the plans and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls, and directs any investigations into matters within the scope of the foregoing duties. The Audit Committee met one time during 1996.

     Messrs. Boyce, Edelstein, Petersen and Storey are members of the Compensation Committee. The Compensation Committee adopts and administers compensation plans for executive officers of the Company and others, including the Company's 1995 Stock Option Plan. The Compensation Committee held three meetings in 1996. The Company does not have a standing nominating committee or any other such committee which performs similar functions.

     During 1996, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.


COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     On July 1, 1996, the Company became a self-administered real estate investment trust and entered into employment agreements with each of Ms. Legg and Mr. Castello as described below under "Employment Agreements." Prior to that date, the Company was party to an agreement (the "Management Agreement") with TIS Financial Services, Inc., a Delaware corporation (the "Former Manager"), pursuant to which the Former Manager managed the Company's day-to-day
operations, subject to the supervision of the Board of Directors.   Pursuant to
the Management Agreement, the Company paid certain fees and expenses to the Former Manager, and the Company did not pay cash compensation to its executive officers.

     The following table sets forth information regarding compensation paid by the Company to the named executives in 1996 from and after July 1, 1996, the date the Company became self-administered. Prior to that date the Company did not pay cash compensation to its executive officers, who were compensated by the Former Manager, although options were granted to the executives in 1995.

                          SUMMARY COMPENSATION TABLE

                                              Annual             Long-Term
                                          Compensation      Compensation Awards
                                                                 Securities
Name and Principal Position        Year     Salary($)       Underlying Options(#)
---------------------------        ----   --------------    ---------------------
Lorraine O. Legg                   1996      47,500/1/                  --
Director, President and Chief      1995          --                 150,000/2/
Executive Officer                  1994          --                      --

John E. Castello                   1996      40,000/1/                   --
Executive Vice President and       1995          --                  50,000/2/
Principal Financial Officer        1994          --                      --

--------------------
/1/ Includes executive compensation paid by the Company to the executive in 1996 from and after July 1, 1996, the date the Company became self-administered and began to pay Ms. Legg and Mr. Castello salaries.

/2/ Represents options granted to the named executives directly by the Company in 1995.

     Directors' Compensation.  The Company pays an annual director's fee of
     -----------------------
$12,000 to each non-employee director and a fee of $300 for each meeting of the Board of Directors attended by each such director (except meetings by conference telephone) and of each committee of the Board of Directors. The Company reimburses directors for costs and expenses incurred in attending such meetings.

     Under the Company's 1995 Stock Option Plan, beginning with the Company's 1995 Annual Meeting of Stockholders, each Unaffiliated Director (as defined under "Election of Directors") in office at the close of each annual meeting is granted an option to purchase 1,000 shares of Common Stock as of the tenth business day immediately following each such annual meeting of stockholders. Such options are exercisable on the date of grant, and remain exercisable for ten years from the grant date, unless the Unaffiliated Director's services to the Company are terminated at an earlier date. The exercise price is equal to 110% of the fair market value of the optioned shares on the date the option is granted, provided that the exercise price will be reduced by the amount of dividends declared after the date the optionee is eligible to purchase such shares. In no event, however, will the exercise price be less than 50% of the fair market value of the optioned share on the date the option is granted. Among the current directors, Messrs. John D. Boyce, Will M. Storey, Melvin W. Petersen, Robert W. Ledoux, Douglas B. Fletcher and Robert H. Edelstein each received 1,000 options as of May 28, 1996.

     Employment Agreements.  The Company has entered into employment agreements
     ---------------------
with Ms. Legg and Mr. Castello. Ms. Legg's agreement provides for a term through July 1, 1999, and Mr. Castello's agreement provides for a term through July 1, 1998, and both agreements have evergreen renewal provisions that automatically extend the term of the agreements for one year from the end of the agreement's term, unless either party provides prior written notice to terminate the agreement in the periods provided by the agreement. Each agreement provides for the following compensation: (1) annual base salary of $80,000 for Mr. Castello and $95,000 for Ms. Legg; (2) annual incentive performance bonuses determined at the discretion of the Board of Directors; (3) certain fringe benefits; (4) payment of 50% of the cost of the subject officer's medical and disability insurance coverage provided by Employers Health Insurance Company and UNUM Life Insurance Company of America, respectively; and (5) two weeks paid vacation per calendar year for the first four years of service, and three weeks paid vacation per calendar year after four years of service to the Company.
Each agreement provides for the subject officer to receive his or her accrued base salary to the date of termination by reason of death or disability (as defined in the agreements). Each agreement provides for the subject officer to receive his or her base salary, incentive bonus, and fringe benefits that are accrued and unpaid up to the date of termination for "cause" (as defined in the agreements) or if the subject officer terminates the agreement without "good reason" (as defined in the agreements). If a subject officer is terminated other than for cause, or he or she quits for good reason (italicized terms are defined in the agreements, and good reason includes a change of control), he or she will receive: (1) any unpaid portion of his or her base salary and incentive bonus accrued and unpaid through the termination date; (2) a severance payment in the amount of 299% of the higher of the subject officer's combined
                                     ------
base salary and actual incentive bonus for the preceding fiscal year, or the average of the subject officer's combined base salary and incentive bonus for the three preceding years, provided that the total severance payment shall not be less than $283,100 for Ms. Legg and $239,000 for Mr. Castello; (3) immediate vesting of all stock options held by the subject officer; and (4) continuation of all fringe benefits until the earlier of the subject officer's securing full-time employment or completion of the term of the agreement remaining at the time of termination. Each agreement provides that during the term of the agreement, and for one year after termination of the employment relationship by the Company without cause or by the subject officer for good reason, the subject officer will not be affiliated with a "Competing REIT" (as defined in the agreements). Similarly, the Company may not enter into a separate agreement obligating another party to perform all or a substantial portion of the subject officer's duties while the subject officer is still employed under the agreements.


                 II. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1997. The stockholders will be asked to ratify this appointment, and the Board of Directors recommends that stockholders vote for ratification. Arthur Andersen LLP has served as the Company's independent public accountants since the first fiscal period ended December 31, 1988. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.


                           III. CERTAIN TRANSACTIONS

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement, which the Company allowed to expire on June 30, 1996, the Former Manager advised the Company, through June 30, 1996, on various aspects of its business and managed its operations in accordance with criteria established by the Company's Board of Directors. The executive officers of the Former Manager include the following persons who serve as directors and/or officers of the Company: Patricia M. Howe, Chairman of the Board of the Former Manager; Lorraine O. Legg, President and Chief Executive Officer of the Former Manager; and John E. Castello, Senior Vice President of the Former Manager. Ms. Howe and Ms. Legg each own 38.125% of the outstanding stock of the parent of the Former Manager.

     For the period of January 1, 1996, through June 30, 1996, the Company paid fees of $76,822 to the Former Manager under the Management Agreement. The Company also reimbursed the Former Manager for certain expenses incurred by the Former Manager on the Company's behalf during this period, including rent, telephone, utilities, office furniture, equipment and machinery, computers, and computers services, as well as expenses relating to accounting, bookkeeping and related administrative functions (including the employment expenses of any persons performing these functions), and fees and expenses of agents employed directly by the Company or by the Former Manager at the Company's expense. The Company also reimbursed the Former Manager for its costs in providing off-site operating, management and supervisory services with respect to multifamily properties and other real estate up to 5% of gross rents received by the Company from such properties. Reimbursable expenses paid by the Company to the Former Manager under the Management Agreement totaled $261,961 for 1996. This amount included $63,750 paid by the Company as reimbursement of 75% of the salary of John E. Castello, the Executive Vice President and Chief Financial Officer of the Company, during this period.


FACILITIES AND EXPENSE SHARING AGREEMENT

     Effective July 1, 1996, the Management Agreement had expired and the Company became self-administered. As part of this transition, the Former Manager and the Company entered into a Facilities and Expense Sharing Agreement dated July 1, 1996, which provides for the sharing of office space, office equipment and the expenses of certain administrative and other personnel and ancillary services. The Facilities and Expense Sharing Agreement lasts until terminated by one of the parties by thirty days' written notice or until the parties no longer share office space. In 1996, the Company paid the Former Manager $129,238 pursuant to the Facilities and Expense Sharing Agreement.


                               IV. OTHER MATTERS

     If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote the shares they represent as the Board of Directors may recommend. Discretionary authority for them to do so is contained in the proxy cards.

     On April 21, 1997, the Company received a notice from Turkey Vultures XIII, Ltd. ("Turkey Vultures"), which is not a record holder of the Company's stock, that it proposes to nominate the following individuals for election to the Board of Directors at the Meeting: Richard M. Osborne, Christopher L. Jarrat and James
G. Lewis. The Company is exploring the validity of this notice and will explore with Turkey Vultures whether it intends to solicit proxies in connection with the upcoming Meeting.


                           V. ADDITIONAL INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the U.S. Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the reporting period ended December 31, 1996, except for Robert Ledoux, who did not timely file a Form 4 in 1996 regarding a purchase transaction and did not timely file a Form 5 in 1995 to report his receipt of an option from the Company.


STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission Rules and Regulations, must be directed to the Secretary of the Company at the address set forth on page 1 of this proxy statement, and must be received by the Company not later than December 24, 1997.

     To nominate directors for election or to propose business to be considered at the Company's 1998 Annual Meeting of Stockholders, a stockholder must deliver timely written notice to the Secretary of the Company setting forth certain detailed information regarding such stockholder and the person such stockholder proposes to nominate for election as a director or the business such stockholder is proposing for consideration at the 1998 Annual Meeting. To be timely, such written notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the Company's Annual Meeting in 1998, provided that in the event less than 70 days' notice or public disclosure of the date of the Company's 1998 Annual Meeting is given or made to stockholders, notice from the stockholder will be timely if received by the Company not later than the close of business on the 10th day after such notice of the meeting date was mailed to stockholders or such public disclosure was made, whichever first occurs.

     THE COMPANY, UPON REQUEST, WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS) FOR 1996. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE FURNISHED UPON REQUEST AND THE PAYMENT OF A REASONABLE FEE. ALL REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT THE OFFICES OF THE COMPANY SET FORTH ON PAGE 1 OF THIS PROXY STATEMENT.



                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    John E. Castello,
                                    Executive Vice President and Chief
                                    Executive Officer

San Francisco, California
April 23, 1997

PROXY                      APPENDIX A: FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        TIS MORTGAGE INVESTMENT COMPANY

                               COMMON STOCK PROXY
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD

                                  May 29, 1997

     The undersigned hereby appoints Lorraine O. Legg and John E. Castello, or either of them, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of TIS MORTGAGE INVESTMENT COMPANY to be held at the Hyatt Burlingame, Burlingame, California, on May 29, 1997, at 10:00 a.m., local time, and any adjournment thereof, and to vote the number of shares of the COMMON STOCK OF TIS MORTGAGE INVESTMENT COMPANY that the undersigned would be entitled to vote if personally present. The Board of Directors recommends a vote FOR Items 1 and 2. This proxy, when properly executed, will be voted in the manner directed herein. If no vote is specified, the proxy will be voted FOR proposal 1 (election of directors), and FOR proposal 2 (ratification of accountants). The individuals named above are authorized to vote in their discretion on any other matters that properly come before the Meeting, subject to applicable law.

       (Continued, and to be marked, dated and signed, on the other side)

                                                               Please mark [X]
                                                                  your

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AT THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING .


1.  ELECTION OF DIRECTORS

       FOR the nominees                   WITHHOLD
    listed below (except             AUTHORITY to vote
      as marked to the            for all nominees listed
       contrary below)                      below
            [_]                              [_]

NOMINEES:  Robert M. Edelstein, Lorraine O. Legg, and William M. Storey.

INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name below:

--------------------------------------------


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

             FOR         AGAINST            ABSTAIN
             [_]           [_]                [_]


SHAREHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIS MORTGAGE INVESTMENT COMPANY. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof (including matters that the proxy holders do not know, a reasonable time before this solicitation, are to be presented).

Please sign exactly as the name or names appear on your stock certificates (as indicated hereon). If the shares are issued in the name of two or more persons, all of them must sign the proxy. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.

The undersigned acknowledges receipt of (a) the Notice of 1997 Annual Meeting of Stockholders, (b) the accompanying Proxy Statement and (c) the Company's Annual Report for the fiscal year ended December 31, 1996.

Dated: ______________________, 1997

___________________________________
           (Signature)

___________________________________
   (Signature, if held jointly)